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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 28, 2001

PACIFIC CENTURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6887 (Commission File Number)	99-0148992 (IRS Employer Identification No.)
130 Merchant Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)
(Registrant's telephone number, including area code)	(808) 537-8430

Item 5.  Other Events

  (a)
  Exhibit 99.1

      Press Release: Sale of Banque de Tahiti and Bank of Hawaii—Nouvelle Caledonia

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2002	PACIFIC CENTURY FINANCIAL CORPORATION
	By:	/s/ MICHAEL E. O'NEILL (Signature)
Michael E. O'Neill Chairman and Chief Executive Officer

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SIGNATURE